

NEW DRAGON ASIA CORPORATION

AMEX: NWD

Capitalizing on China's Rising Food Consumption and Expansion Opportunities Abroad

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations or beliefs, including, but not limited to, its success with acquisitions, anticipated synergies, and overseas expansion. For this purpose, statements that are not statements of historical fact may be deemed to be forward-looking statements. The company cautions that these statements by their nature involve risks and uncertainties, and actual results may differ materially depending on a variety of important factors, including, among others, the impact of competitive products and pricing; changes in consumer preferences and tastes or perceptions; effectiveness of advertising or market-spending programs; changes in laws and regulations; fluctuations in costs of production, foreign exchange and interest rates; and other factors as may be discussed in the Company's reports as periodically filed with the Securities and Exchange Commission.

A Leading Chinese Manufacturer of Quality Consumer Goods...

2007 sales $55.7 million

Legacy Products Provide Solid Foundation

Instant Noodles



- China's fourth largest instant noodle manufacturer - $5 bn market
- Production capacity of nearly 1.1 billion units of instant noodles per year; total domestic instant noodle market represents 26 billion servings annually
- Key export product

Flour Products



- One of the top manufacturers of flour related products in China's wheat belt
- Strong brand, access to supply and distribution
- Aggregate production capacity of 195,000 tons of flour products per year

Soybean Products



- Expanding position in soybean derived products
- Attractive gross margins and growth potential
- Collaborative R&D efforts with leading food manufacturers

Ginger Powder



- Only producer of ginger powder in China
- Margins in the range of 300%

New, High-Margin Products Drive Growth

...With a Clear, Focused Strategy to Drive Profitable Growth

Disciplined Cost Control	• Carefully monitor operating expenses and maintain a streamlined cost base • Secure raw materials from suppliers at lowest possible cost
Regional and Product Expansion	• Leverage strong distribution network and recognized brand name to grow product sales in rural areas of China (population > 1 billion) • Expand into complementary products that generate high margins (e.g. soybeans)
Exports	• Expand higher margin export sales to Asia (ex-China), Europe and Africa
Acquisition and Consolidation	• Acquire quality state-owned assets with synergistic potential to strengthen regional positions and increase benefits of vertical integration

Strict Cost Control Across the Supply Chain

Operating Expenses

- Careful control of SG&A expenses

Supplies

- Significant down payments to raw materials suppliers in late 2007 ensures steady supply at reasonable prices in 2008
- Pre-purchased supplies will last through the end of 2008
- Working closely with primary suppliers to secure the best possible pricing for raw materials

Passing Costs to the Consumer

- Gradual price increases on noodle and soybean products since early 2008
- Any future increases in raw material costs to be passed on to customers as necessary

"Four Corners" Strategy Facilitates Regional Penetration and Product Sales Growth

Established Presence in All Regions

- Efficient raw materials access
- Local production capacity
- Lower transportation costs

Focus on Rural Regions

- Over 1 billion people
- Rising income per capita
- Favorable competitive and cost dynamics

Leverage Vertical Integration

- Salesforce / distributors


North
Sanhe
West
Chengdu
East
Yantai
South
Yueyang

Development and Sale of High-Margin Products Boost Profitability

Soybean Powder and Soybean Protein Powder

- Production Capacity of 4,500 tons
- Key top and bottom line performance driver
- Primarily sold to food and beverage manufacturers
- Recent contracts announced with Hunan Taizinai Group and Jilin Gold Wing Egg Co. for use in yogurt and egg powder products respectfully

Ginger Powder

- Commenced production in early 2007
- Sale price of approximately $14,000 per ton
- Margins of nearly 300%

International Sales Drive Profitable Growth

- Targeting strong growth of exports
  - Averaging 6.5% of total net revenues over the past 4 years
- Higher margins and favorable tax benefits
- Continuing exports to Asian countries
- Exploring additional European opportunities following HACCP certification in June 2006
- Recently exported first order to Nigeria

Exporting Products to 10 Countries

Expanding New Dragon's Footprint Across the Globe



Consolidation Opportunities: Acquire Quality State-owned Assets in Strategically Targeted Areas

Acquisition Criteria

- Strategic fit – synergistic potential
  - Geographic market position
  - Product lines
  - Production capacity
- Margin improvement potential
  - Efficiency and productivity
  - Vertical integration leverage
  - Tax benefits
- Attractively-priced assets (book value)

Execution Drives Continuous Improvement in Top and Bottom Line

Net Sales

Consistent Top Line Growth for 6 Consecutive Years

($ Thousands)



60,000
50,000
40,000
30,000
20,000
10,000
0
2004
2005
2006*
2007*
Q1 2008

2007 Sales Mix

55% flour products
27% instant noodles
17% soybean derived products

Net Income

Profitable for 5 Consecutive Quarters

($ Thousands)



16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
-2,000
-4,000
2004
2005
2006**
2007
Q1 2008

**Orange portion represents Q1 results*

***Results impacted by non-cash stock-based compensation cost of $9.1 million in fiscal 2006*







NEW DRAGON ASIA CORPORATION

AMEX: NWD

First Quarter Fiscal 2008 Highlights

Q1 2008: Steady Sales Growth

Sales mix

- 52% flour products
- 29% instant noodles
- 19% soybean derived products

Q1 is seasonally the weakest quarter for NWD

Net Revenue
for 3 Months Ended March 25


$11.1 m
$11.2 m
$11.7 m
Q1 2006
Q1 2007
Q1 2008

Q1 2008: Continued Operating Income Growth and Margin Stability

Gross profit of $2.14 million

- Up 11.4% year on year
- 18% gross margin



Income from Operations
for 3 Months Ended March 25
($1.133 m)
$1.146 m
$1.416 m
Q1 2006*
Q1 2007
Q1 2008
Gross margin

** $2.3 million non-cash charge for stock-based compensation resulted in 1Q 2006 loss from operations of $1.133 million*

Q1 2008: Profitable Quarter; Net Income Impacted by Non-Cash Charge

Year-over-year decrease due to fluctuation in the gain derived from the change in fair value of derivative instruments

- Non-cash item, no impact on operations

Net Income
for 3 Months Ended March 25



$3.449 m
$1.982 m
($7.852 m)
Q1 2007
Q1 2008
Q1 2006*

** Q1 2006 Net loss attributable to $2.3 million charge for stock-based compensation and $6.5 million charge arising from changes in fair value of derivative instruments*

Q1 2008: Cash Flow Statement Highlights

Summary Consolidated Statement of Cash Flows

- Cash balance decrease a result of prepayments made to secure lower cost raw materials in 4Q07
  - Short term impact with positive long-term effects
  - Already rebuilding cash supply in 1Q08

$ thousands	March 25, 2008	March 25, 2007	March 25, 2006
Net cash provided by (used in) operating activities	109	(903)	1,938
Net cash used in investing activities	(117)	(50)	(2,522)
Net cash from financing activities	649	159	1,045
Foreign currency translation adjustment	1,404	279	96
Net increase in cash and cash equivalents from December 25th	2,045	(515)	557
Cash and equivalents at period end	5,691	9,761	14,889

Strong Financial Position

		March 25, 2008 (Unaudited)		December 25, 2007
ASSETS				
Current assets:				
Cash and cash equivalents	$	5,691	$	3,646
Accounts receivable, net		10,172		9,223
Deposits and prepayments, net		13,292		12,183
Inventories, net		24,390		22,050
Due from related companies		967		913
Total current assets		54,512		48,015
Property, machinery and equipment, net		27,067		25,986
Land use rights, net		7,573		7,294
Goodwill		125		125
Total assets	$	89,277	$	81,420
LIABILITIES AND STOCKHOLDERS' EQUITY				
Current liabilities:				
Accounts payable	$	4,783	$	2,982
Other payables and accruals		3,194		2,765
Taxes payable		4,078		3,530
Embedded derivatives, at fair value		1,752		2,493
Due to related companies		--		36
Total current liabilities		13,807		11,806
Due to New Dragon Asia Food Limited		1,837		1,405
Due to joint venture partners		573		272
Total liabilities		16,217		13,483
Minority interests		306		294
Series A and B Redeemable Convertible Preferred Stock, $0.0001 par value: Authorized shares - 5,000,000 Issued and outstanding –8,757.065 shares and 9,434 shares at March 25, 2008 and December 25, 2007		5,258		5,321
Commitments				
Stockholders' equity:				
Class A Common Stock, $0.0001 par value: Authorized shares - 102,000,000 Issued and outstanding - 56,071,947 at March 25, 2008 and 55,195,385 at December 25, 2007		6		5
Class B Common Stock, $0.0001 par value: Authorized shares - 2,000,000 Issued and outstanding – none		--		--
Additional paid-in capital		30,544		29,982
Retained earnings		26,038		24,568
Accumulated other comprehensive income		10,908		7,767
Total stockholders' equity		67,496		62,322
Total liabilities and stockholders' equity	$	89,277	$	81,420

Experienced Management Team



Heng Jing Lu, Chairman

Former Chief of Longkou Oil & Grain Bureau

30+ years' food industry and management experience



Li Xia Wang, CEO

Previously deputy GM of Longkou Oil & Grain Bureau

Over 20 years' experience in finance and accounting



Peter Mak, CFO

Previously Managing Partner Arthur Andersen Southern China

Founder of Hong Kong & Shenzhen venture capital funds

Summary

Capitalizing on China's Rising Food Consumption and Opportunities for Expansion Abroad

- Well-established company with strong brand identity
- Extensive distribution network serving growing food markets
- Opportunities to expand product offerings, regional penetration and export potential
- Shift toward higher margin product mix
- Careful control of expenses across entire business
- Dedicated, experienced management team

Recent Trading Statistics

Florida registered corporation

US GAAP dollar reporting

Listed American Stock Exchange (AMEX: NWD)

Approximate Market Cap	$42 M
Recent Share Price	$0.74
52 Week Range	$0.60-2.05
Average Daily Volume (3m)	155,952

** All information as of 05/08/2008*

Professional Team

Legal Counsel
Loeb & Loeb LLP
New York, New York

Independent Public Accountant
Grobstein, Horwath & Company LLP
Sherman Oaks, California

Investor Relations
Taylor Rafferty
New York, London, Tokyo, Hong Kong

Transfer Agent and Registrar
American Stock Transfer & Trust Company
New York, New York

Investor Relations Contacts

New Dragon Asia Corporation

Peter Mak
Chief Financial Officer
International Chamber of Commerce Tower
Suite 2808
Fuhua Three Road
Shenzhen, China
+86 755 8831 2115
Peter@newdragonasia.com

Taylor Rafferty - New York

Jessica McCormick
205 Lexington Avenue
New York, NY 10016
+1 212 889 4350
teamnewdragon@taylor-rafferty.com

www.newdragonasia.com